Exhibit 99.1

OpenText Reports Fourth Quarter and Fiscal Year 2016 Financial Results

Fiscal 2016

•	Total revenue of $1.8 billion, down 1%; up 3% Y/Y in CC*

•	Recurring revenue of $1.5 billion, down 1%; up 3% Y/Y in CC

•	Cloud services and subscription revenue of $601 million, down 1%; up 2% Y/Y in CC

•	License revenue of $284 million, down 4%; up 2% Y/Y in CC

•	GAAP EPS, diluted was $2.33, up 22% Y/Y

•	Non-GAAP-based EPS of $3.54, up 2% Y/Y
Q4 Fiscal 2016

•	Total revenue of $484 million, up 0.2%; up 0.2% Y/Y in CC

•	Recurring revenue of $398 million, up 3%; up 3% Y/Y in CC

•	Cloud services and subscription revenue of $157 million, up 5%; up 5% Y/Y in CC

•	License revenue of $86 million, down 11%; down 12% Y/Y in CC

•	GAAP EPS, diluted was $0.71, up 27% Y/Y

•	Non-GAAP-based EPS of $0.89, up 2% Y/Y
Waterloo, ON, July 27, 2016 - Open Text Corporation (NASDAQ: OTEX) (TSX: OTC) announced today its financial results for the fourth quarter and fiscal year ended June 30, 2016.
“Fiscal 2016 was a pivotal year for OpenText, in constant currency, we grew revenues 3% and created a more efficient business and expanded our adjusted operating margin by 240 bps. More importantly, we believe we have created the foundation for Fiscal 2017 to be a double-digit growth year led by M&A,” said OpenText CEO & CTO Mark J. Barrenechea. “During our Fiscal 2016 fourth quarter we announced four acquisitions that will add revenue, operating income and cash flow.”
Barrenechea further added, “In Fiscal 2017, we expect all of our revenue lines and adjusted operating income to grow double digit. We also have the balance sheet and bandwidth to continue acquiring businesses.”
Barrenechea concluded, “With our recent acquisitions, Release 16, EP Series, our enhancement packs, and Magellan, our next generation cognitive platform, we expect to grow our market share in Fiscal 2017.”
Financial Highlights for Fiscal 2016 with Year Over Year Comparisons (1)

Summary of Annual Results
	FY16	FY15	$ Change	% Change (Y/Y)		FY16 in CC*	% Change in CC*
Revenues: (in millions)
Cloud services and subscriptions	$601.0	$605.3	($4.3)	(0.7)%		$620.4	2.5%
Customer support	746.4	731.8	14.6	2.0%		779.1	6.5%
Professional service and other	193.1	220.5	(27.4)	(12.4)%		205.6	(6.8)%
Total Recurring revenues	$1,540.5	$1,557.6	($17.1)	(1.1)%		$1,605.1	3.0%
License	283.7	294.3	(10.6)	(3.6)%		298.8	1.5%
Total revenues	$1,824.2	$1,851.9	($27.7)	(1.5)%		$1,903.9	2.8%
GAAP-based operating margin	20.2%	18.8%	n/a	140	bps
Non-GAAP-based operating margin (2)	33.8%	30.9%	n/a	290	bps	33.3%	240	bps
GAAP-based EPS, diluted	$2.33	$1.91	$0.42	22.0%
Non-GAAP-based EPS, diluted (2)	$3.54	$3.46	$0.08	2.3%		$3.66	5.8%
Operating cash flows (in millions)	$525.7	$523.0	$2.7	0.5%
Note: Individual line items in tables may be adjusted by non-material amounts to enable totals to align to published financial statements.

Summary of Quarterly Results
	Q4 FY16	Q4 FY15	$ Change	% Change (Y/Y)		Q4 FY16 in CC*	% Change in CC*
Revenues: (in millions)
Cloud services and subscriptions	$156.6	$149.0	$7.6	5.1%		$156.8	5.2%
Customer support	193.0	184.2	8.8	4.7%		193.0	4.8%
Professional service and other	48.1	52.4	(4.3)	(8.2)%		48.4	(7.6)%
Total Recurring revenues	$397.7	$385.6	$12.1	3.1%		$398.2	3.3%
License	86.1	97.1	(11)	(11.3)%		85.6	(11.8)%
Total revenues	$483.8	$482.7	$1.1	0.2%		$483.8	0.2%
GAAP-based operating margin	19.3%	17.1%	n/a	220	bps
Non-GAAP-based operating margin (2)	32.7%	30.8%	n/a	190	bps	32.1%	130	bps
GAAP-based EPS, diluted	$0.71	$0.56	$0.15	26.8%
Non-GAAP-based EPS, diluted (2)	$0.89	$0.87	$0.02	2.3%		$0.87	—%
Operating cash flows (in millions)	$119.1	$131.8	($12.7)	(9.6)%
Note: Individual line items in tables may be adjusted by non-material amounts to enable totals to align to published financial statements.

“In Fiscal 2016, we delivered solid operating cash flow. This demonstrates our strong track record of performance achieving a ten-year cumulative growth rate of 24% for both adjusted operating income and operating cash flow,” said OpenText CFO John Doolittle. “Our balance sheet and liquidity position remain very strong with approximately $1.3 billion of cash at the end of the quarter. We also announced the reorganization of our intellectual property to Canada with the view of continuing to enhance operational and administrative efficiencies, among other benefits, while preserving predictability in our future tax rate."

*CC: Constant currency for this purpose is defined as the current period reported revenues/expenses/earnings represented at the prior comparative period's foreign exchange rate.

OpenText Quarterly Business Highlights

•	20 customer transactions over $1 million, 10 OpenText Cloud contract signings and 10 on-premises

•	Financial, services and technology industries saw the most demand in cloud and license

•
New customers in the quarter included Red Hat Inc., s.Oliver, Nevada State Controller's Office, Schwan Cosmetics, Kamehameha Schools, eMeter Corporation, APA Group, State Of Iowa, KUKA, Miller Insurance Services LLP, Kno2, Delta RM, Sanofi, Mount Sinai Health System, Inland Revenue Department, HKSAR and Constellation Brands

•	OpenText signs definitive agreement to acquire Customer Communications Management assets from HP Inc.

•	OpenText signs definitive agreement to acquire Recommind, Inc.

•	OpenText signs definitive agreement to acquire, and closes acquisition of, ANXe Business Corporation

•	OpenText signs definitive agreement to acquire, and closes acquisition of, certain customer experience software and services assets and liabilities from HP Inc.

•	OpenText receives 2016 SAP® Pinnacle Award: Application Innovation Partner of the Year

•	Thousands attend OpenText Enterprise World 2016

Dividend Program Highlights

Cash Dividend
As part of our quarterly, non cumulative cash dividend program the Board declared on July 26, 2016 a cash dividend of $0.23 per Common Share. The record date for this dividend is August 26, 2016 and the payment date is September 16, 2016. Future declarations of dividends and the establishment of future record and payment dates are subject to the final determination and discretion of our Board of Directors.

Summary of Annual Results
	FY16	FY15	% Change
Revenue (million)	$1,824.2	$1,851.9	(1.5)%
GAAP-based gross margin	68.5%	67.7%	80	bps
GAAP-based operating margin	20.2%	18.8%	140	bps
GAAP-based EPS, diluted	$2.33	$1.91	22.0%
Non-GAAP-based gross margin (2)	72.8%	72.2%	60	bps
Non-GAAP-based operating margin (2)	33.8%	30.9%	290	bps
Non-GAAP-based EPS, diluted (2)	$3.54	$3.46	2.3%

Summary of Quarterly Results
	Q4 FY16	Q3 FY16	Q4 FY15	% Change (Q4 FY16 vs Q3 FY16)		% Change (Q4 FY16 vs Q4 FY15)
Revenue (million)	$483.8	$440.5	$482.7	9.8%		0.2%
GAAP-based gross margin	68.4%	67.9%	68.8%	50	bps	(40)	bps
GAAP-based operating margin	19.3%	20.1%	17.1%	(80)	bps	220	bps
GAAP-based EPS, diluted	$0.71	$0.57	$0.56	24.6%		26.8%
Non-GAAP-based gross margin (2)	72.4%	72.0%	73.6%	40	bps	(120)	bps
Non-GAAP-based operating margin (2)	32.7%	31.4%	30.8%	130	bps	190	bps
Non-GAAP-based EPS, diluted (2)	$0.89	$0.80	$0.87	11.3%		2.3%

Normal Course Issuer Bid

The Company also announced today the authorization of a new share repurchase plan and that it intends to purchase in open market transactions, from time to time over the next 12 months, if considered advisable, up to an aggregate of $200,000,000 of its common shares on NASDAQ Global Select Market, the Toronto Stock Exchange (the "TSX") and/or other exchanges and alternative trading systems in Canada and/or the United States, if eligible. The price that OpenText will pay for common shares in open market transactions will be the market price at the time of purchase or such other price as may be permitted by applicable law or stock exchange rules.

The share purchases will be effected in accordance with Rule 10b-18 under the U.S. Securities Exchange Act of 1934 and the TSX's normal course issuer bid rules, which contain restrictions on the number of shares that may be purchased on a single day (being 68,748 common shares in the case of the TSX) based on the average daily trading volumes of OpenText's common shares on the applicable exchange (being 274,991 common shares for the past six months in the case of the TSX), subject to certain exceptions for block purchases. The purchases over the TSX will be made pursuant to a normal course issuer bid ("NCIB"), which the TSX has accepted notice of. Under the NCIB, up to 5% of the Company's 121,443,442 common shares outstanding as of July 25, 2016, or 6,072,172 common shares, are permitted to be purchased commencing on August 6, 2016 until August 5, 2017. All common shares purchased by OpenText pursuant to the NCIB will be cancelled. During Fiscal 2016, OpenText repurchased and cancelled 1,476,248 common shares for approximately $65.5 million at a volume-weighted average price per share of $44.37 under its expiring share repurchase plan.

OpenText also announced that it has entered into an automatic share purchase plan pursuant to which its designated broker may undertake purchases of its common shares under the NCIB, subject to certain parameters, during pre-determined trading blackout periods when OpenText would not otherwise be permitted to purchase its common shares.

Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the

Company's website at http://investors.opentext.com/events.cfm .

A replay of the call will be available beginning July 27, 2016 at 7:00 p.m. ET through 11:59 p.m. August 10, 2016 and can be accessed by dialing 1-855-669-9658 (toll-free) or +1-604-674-8052 (international) and using passcode 00617 followed by the number sign.

Please see below note (2) for a reconciliation of U.S. GAAP-based financial measures used in this press release, to non-U.S. GAAP-based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in our fiscal year ending June 30, 2017 (Fiscal 2017) on growth in earnings and cash flows, creating value through investments in broader Enterprise Information Management (EIM) capabilities, distribution, the Company's presence in the cloud and in growth markets, expected growth in our revenue lines, adjusted operating income and cash flow, its financial condition, results of operations and earnings, announced acquisitions, ongoing tax matters, purchases of common shares by OpenText pursuant to the NCIB, declaration of quarterly dividends, future tax rates, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products and services to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products and services to be realized by customers; (viii) the demand for the Company's products and services and the extent of deployment of the Company's products and services in the EIM marketplace; (ix) the Company's financial condition and capital requirements; and (x) statements about the impact of "Open Text Release 16" and other product releases. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the potential for the incurrence of or assumption of debt in connection with acquisitions and the impact on the ratings or outlooks of rating agencies on the Company's outstanding debt securities; (iii) the possibility that the Company may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (iv) the risks associated with bringing new products and services to market; (v) fluctuations in currency exchange rates; (vi) delays in the purchasing decisions of the Company's customers; (vii) the competition the Company faces in its industry and/or marketplace; (viii) the final determination of litigation, tax audits (including tax examinations in the United States and elsewhere) and other legal proceedings; (ix) potential exposure to greater than anticipated tax liabilities or expenses, including with respect to changes in Canadian, U.S. or international tax regimes; (x) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (xi) the continuous commitment of the Company's customers; and (xii) demand for the Company's products and services. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: 415-963-0825
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
Waterloo: 519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2016 Open Text. OpenText is a trademark or registered trademark of Open Text. The list of trademarks is not exhaustive of other trademarks. Registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	June 30, 2016	June 30, 2015
ASSETS
Cash and cash equivalents	$1,283,757	$699,999
Short-term investments	11,839	11,166
Accounts receivable trade, net of allowance for doubtful accounts of $6,740 as of June 30, 2016 and $5,987 as of June 30, 2015	285,904	284,131
Income taxes recoverable	31,752	21,151
Prepaid expenses and other current assets	59,021	53,191
Total current assets	1,672,273	1,069,638
Property and equipment	183,660	160,419
Goodwill	2,325,586	2,161,592
Acquired intangible assets	646,240	679,479
Deferred tax assets	241,161	181,587
Other assets	53,697	54,946
Deferred charges	22,776	37,265
Long-term income taxes recoverable	8,751	8,404
Total assets	$5,154,144	$4,353,330
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$257,450	$241,370
Current portion of long-term debt	8,000	8,000
Deferred revenues	373,549	358,066
Income taxes payable	32,030	17,001
Total current liabilities	671,029	624,437
Long-term liabilities:
Accrued liabilities	29,848	34,682
Deferred credits	8,357	12,943
Pension liability	61,993	56,737
Long-term debt	2,137,987	1,549,370
Deferred revenues	37,461	28,223
Long-term income taxes payable	149,041	151,484
Deferred tax liabilities	79,231	65,647
Total long-term liabilities	2,503,918	1,899,086
Shareholders' equity:
Share capital
121,404,677 and 122,293,986 Common Shares issued and outstanding at June 30, 2016 and June 30, 2015, respectively; Authorized Common Shares: unlimited	817,788	808,010
Additional paid-in capital	147,280	126,417
Accumulated other comprehensive income	46,310	51,828
Retained earnings	992,546	863,015
Treasury stock, at cost (633,647 shares at June 30, 2016 and 625,725 at June 30, 2015, respectively)	(25,268)	(19,986)
Total OpenText shareholders' equity	1,978,656	1,829,284
Non-controlling interests	541	523
Total shareholders' equity	1,979,197	1,829,807
Total liabilities and shareholders' equity	$5,154,144	$4,353,330

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)

	Year Ended June 30,
	2016	2015	2014
Revenues:
License	$283,710	$294,266	$305,846
Cloud services and subscriptions	601,018	605,309	373,400
Customer support	746,409	731,797	707,024
Professional service and other	193,091	220,545	238,429
Total revenues	1,824,228	1,851,917	1,624,699
Cost of revenues:
License	10,296	12,899	13,161
Cloud services and subscriptions	244,021	237,310	142,193
Customer support	89,861	94,456	96,068
Professional service and other	155,584	172,742	189,403
Amortization of acquired technology-based intangible assets	74,238	81,002	69,917
Total cost of revenues	574,000	598,409	510,742
Gross profit	1,250,228	1,253,508	1,113,957
Operating expenses:
Research and development	194,057	196,491	176,834
Sales and marketing	344,235	373,610	346,941
General and administrative	140,397	162,728	142,080
Depreciation	54,929	50,906	35,237
Amortization of acquired customer-based intangible assets	113,201	108,239	81,023
Special charges	34,846	12,823	31,314
Total operating expenses	881,665	904,797	813,429
Income from operations	368,563	348,711	300,528
Other income (expense), net	(1,423)	(28,047)	3,941
Interest and other related expense, net	(76,363)	(54,620)	(27,934)
Income before income taxes	290,777	266,044	276,535
Provision for income taxes	6,282	31,638	58,461
Net income for the period	$284,495	$234,406	$218,074
Net (income) loss attributable to non-controlling interests	(18)	(79)	51
Net income attributable to OpenText	$284,477	$234,327	$218,125
Earnings per share—basic attributable to OpenText	$2.34	$1.92	$1.82
Earnings per share—diluted attributable to OpenText	$2.33	$1.91	$1.81
Weighted average number of Common Shares outstanding—basic	121,463	122,092	119,674
Weighted average number of Common Shares outstanding—diluted	122,038	122,957	120,576
Dividends declared per Common Share	$0.8300	$0.7175	$0.6225

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)

	Three Months Ended June 30,
	2016	2015
Revenues:
License	$86,126	$97,129
Cloud services and subscriptions	156,624	148,967
Customer support	192,969	184,221
Professional service and other	48,084	52,391
Total revenues	483,803	482,708
Cost of revenues:
License	3,106	3,511
Cloud services and subscriptions	64,889	58,424
Customer support	25,237	23,578
Professional service and other	41,546	42,743
Amortization of acquired technology-based intangible assets	17,994	22,454
Total cost of revenues	152,772	150,710
Gross profit	331,031	331,998
Operating expenses:
Research and development	53,747	52,357
Sales and marketing	95,815	104,443
General and administrative	33,330	41,766
Depreciation	14,931	13,390
Amortization of acquired customer-based intangible assets	29,637	28,741
Special charges	10,092	8,791
Total operating expenses	237,552	249,488
Income from operations	93,479	82,510
Other income (expense), net	409	690
Interest and other related expense, net	(21,902)	(18,194)
Income before income taxes	71,986	65,006
Recovery of income taxes	(14,347)	(3,763)
Net income for the period	$86,333	$68,769
Net loss attributable to non-controlling interests	57	35
Net income attributable to OpenText	$86,390	$68,804
Earnings per share—basic attributable to OpenText	$0.71	$0.56
Earnings per share—diluted attributable to OpenText	$0.71	$0.56
Weighted average number of Common Shares outstanding—basic	121,324	122,245
Weighted average number of Common Shares outstanding—diluted	122,020	122,888
Dividends declared per Common Share	$0.2300	$0.2000

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)

	Year Ended June 30,
	2016	2015	2014
Net income for the period	$284,495	$234,406	$218,074
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	(3,318)	15,690	(2,779)
Unrealized gain (loss) on cash flow hedges:
Unrealized (loss)	(2,574)	(6,064)	(357)
Loss reclassified into net income	2,956	5,710	3,242
Actuarial gain (loss) relating to defined benefit pension plans:
Actuarial loss	(3,374)	(3,302)	(841)
Amortization of actuarial loss into net income	347	357	294
Unrealized net gain (loss) on short-term investments	445	(12)	—
Unrealized gain on marketable securities (Actuate)	—	1,906	—
Release of unrealized gain on marketable securities (Actuate)	—	(1,906)	—
Total other comprehensive income (loss), net, for the period	(5,518)	12,379	(441)
Total comprehensive income	278,977	246,785	217,633
Comprehensive (income) loss attributable to non-controlling interests	(18)	(79)	51
Total comprehensive income attributable to OpenText	$278,959	$246,706	$217,684

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)

	Year Ended June 30,
	2016	2015	2014
Cash flows from operating activities:
Net income for the period	$284,495	$234,406	$218,074
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	242,368	240,147	186,177
Share-based compensation expense	25,978	22,047	19,906
Excess tax benefits on share-based compensation expense	(230)	(1,675)	(1,844)
Pension expense	4,577	4,796	3,232
Amortization of debt issuance costs	4,678	4,556	3,191
Amortization of deferred charges and credits	9,903	10,525	11,307
Loss on sale and write down of property and equipment	1,108	1,368	15
Release of unrealized gain on marketable securities to income	—	(3,098)	—
Write off of unamortized debt issuance costs	—	2,919	—
Deferred Taxes	(54,461)	(14,578)	(12,334)
Changes in operating assets and liabilities:
Accounts receivable	8,985	43,189	(17,186)
Prepaid expenses and other current assets	316	(3,534)	11,146
Income taxes	6,294	2,933	11,308
Deferred charges and credits	—	—	9,870
Accounts payable and accrued liabilities	(5,671)	(22,714)	(36,478)
Deferred revenue	(4,781)	6,775	16,601
Other assets	2,163	(5,031)	(5,858)
Net cash provided by operating activities	525,722	523,031	417,127
Cash flows from investing activities:
Additions of property and equipment	(70,009)	(77,046)	(42,268)
Proceeds from maturity of short-term investments	11,297	17,017	—
Purchase of CEM Business	(152,711)	—	—
Purchase of ANXe Business Corporation	(104,570)	—	—
Purchase of Daegis Inc., net of cash acquired	(22,146)	—	—
Purchase of Actuate Corporation, net of cash acquired	(8,153)	(291,800)	—
Purchase of Informative Graphics Corporation, net of cash acquired	(3,464)	(35,180)	—
Purchase of GXS Group, Inc., net of cash acquired	—	—	(1,076,886)
Purchase of Cordys Holding B.V., net of cash acquired	—	—	(30,588)
Purchase of ICCM Professional Services Limited, net of cash acquired	(2,027)	—	—
Purchase of a division of Spicer Corporation	—	(222)	—
Purchase of Patents	—	—	(192)
Purchase consideration for prior period acquisitions	—	(590)	(887)
Other investing activities	(9,393)	(10,574)	(2,547)
Net cash used in investing activities	(361,176)	(398,395)	(1,153,368)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	230	1,675	1,844
Proceeds from issuance of Common Shares	20,097	15,240	24,808
Proceeds from long-term debt	600,000	800,000	800,000
Repayment of long-term debt and revolver	(8,000)	(530,284)	(45,911)
Debt issuance costs	(6,765)	(18,271)	(16,685)
Equity issuance costs	—	—	(144)
Common Shares repurchased	(65,509)	—	—
Purchase of Treasury Stock	(10,627)	(10,126)	(1,275)
Payments of dividends to shareholders	(99,262)	(87,629)	(74,693)
Net cash provided by financing activities	430,164	170,605	687,944
Foreign exchange gain (loss) on cash held in foreign currencies	(10,952)	(23,132)	5,742
Increase (decrease) in cash and cash equivalents during the period	583,758	272,109	(42,555)
Cash and cash equivalents at beginning of the period	699,999	427,890	470,445
Cash and cash equivalents at end of the period	$1,283,757	$699,999	$427,890

OPEN TEXT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)

	Three Months Ended June 30,
	2016	2015
Cash flows from operating activities:
Net income for the period	$86,333	$68,769
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	62,562	64,585
Share-based compensation expense	6,898	6,107
Excess tax expense (benefits) on share-based compensation expense	27	(64)
Pension expense	1,118	1,194
Amortization of debt issuance costs	1,208	1,146
Amortization of deferred charges and credits	2,653	2,632
Loss on sale and write down of property and equipment	—	1,250
Deferred taxes	(38,769)	(10,541)
Changes in operating assets and liabilities:
Accounts receivable	(13,167)	(33,371)
Prepaid expenses and other current assets	2,905	467
Income taxes	3,004	1,579
Deferred charges and credits	—	—
Accounts payable and accrued liabilities	21,763	31,033
Deferred revenue	(17,345)	70
Other assets	(70)	(3,039)
Net cash provided by operating activities	119,120	131,817
Cash flows from investing activities:
Additions of property and equipment	(21,112)	(16,460)
Proceeds from maturity of short-term investments	2,058	9,925
Purchase of CEM Business	(152,711)	—
Purchase of ANXe Business Corporation	(104,570)	—
Purchase of Actuate Corporation, net of cash acquired	—	(32)
Other investing activities	(3,269)	(1,659)
Net cash used in investing activities	(279,604)	(8,226)
Cash flows from financing activities:
Excess tax (expense) benefits on share-based compensation expense	(27)	64
Proceeds from issuance of Common Shares	8,269	2,413
Proceeds from long-term debt	600,000	—
Repayment of long-term debt and revolver	(2,000)	(9,799)
Debt issuance costs	(6,765)	(195)
Purchase of Treasury stock	—	(8,875)
Payments of dividends to shareholders	(27,635)	(24,455)
Net cash provided by (used in) financing activities	571,842	(40,847)
Foreign exchange gain (loss) on cash held in foreign currencies	(5,006)	4,078
Increase in cash and cash equivalents during the period	406,352	86,822
Cash and cash equivalents at beginning of the period	877,405	613,177
Cash and cash equivalents at end of the period	$1,283,757	$699,999

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (Non-GAAP).These Non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar Non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these Non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these Non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of Non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain Non-GAAP measures defined below.
Non-GAAP-based net income and Non-GAAP-based EPS are calculated as net income or earnings per share on a diluted basis, excluding the amortization of acquired intangible assets, other income (expense), share-based compensation, and Special charges (recoveries), all net of tax. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit, and the amortization of acquired technology-based intangible assets and share-based compensation within cost of sales. Non-GAAP-based gross margin is calculated as Non-GAAP-based gross profit expressed as a percentage of total revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding the amortization of acquired intangible assets, Special charges (recoveries), and share-based compensation expense. Non-GAAP-based operating margin is calculated as Non-GAAP-based income from operations expressed as a percentage of total revenue.
The Company's management believes that the presentation, of the above defined Non-GAAP financial measures, provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, including amortization of acquired intangible assets, Special charges (recoveries), share-based compensation, other income (expense), and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under U.S. GAAP.
The Company believes the provision of supplemental Non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary Non-GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to Non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended June 30, 2016. (In thousands except for per share amounts)
	Three Months Ended June 30, 2016
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$64,889		$(312)	(1)	$64,577
Customer support	25,237		(269)	(1)	24,968
Professional service and other	41,546		(540)	(1)	41,006
Amortization of acquired technology-based intangible assets	17,994		(17,994)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	331,031	68.4%	19,115	(3)	350,146	72.4%
Operating expenses
Research and development	53,747		(836)	(1)	52,911
Sales and marketing	95,815		(3,026)	(1)	92,789
General and administrative	33,330		(1,915)	(1)	31,415
Amortization of acquired customer-based intangible assets	29,637		(29,637)	(2)	—
Special charges (recoveries)	10,092		(10,092)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	93,479	19.3%	64,621	(5)	158,100	32.7%
Other income (expense), net	409		(409)	(6)	—
Provision for (recovery of) income taxes	(14,347)		41,644	(7)	27,297
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	86,390		22,568	(8)	108,958
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.71		$0.18	(8)	$0.89

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods following the relevant acquisitions, include one-time non-recurring charges or recoveries, and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax recovery rate of approximately 20% and a Non-GAAP-based tax rate of 20%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total

“adjusted expenses”). In arriving at our Non-GAAP-based tax rate of 20%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended June 30, 2016
		Per share diluted
GAAP-based net income, attributable to OpenText	$86,390	$0.71
Add:
Amortization	47,631	0.39
Share-based compensation	6,898	0.06
Special charges (recoveries)	10,092	0.08
Other (income) expense, net	(409)	—
GAAP-based provision for (recovery of) income taxes	(14,347)	(0.12)
Non-GAAP based provision for income taxes	(27,297)	(0.23)
Non-GAAP-based net income, attributable to OpenText	$108,958	$0.89

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the year ended June 30, 2016. (In thousands except for per share amounts)
	Year Ended June 30, 2016
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$244,021		$(953)	(1)	$243,068
Customer support	89,861		(900)	(1)	88,961
Professional service and other	155,584		(1,626)	(1)	153,958
Amortization of acquired technology-based intangible assets	74,238		(74,238)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	1,250,228	68.5%	77,717	(3)	1,327,945	72.8%
Operating expenses
Research and development	194,057		(2,824)	(1)	191,233
Sales and marketing	344,235		(12,069)	(1)	332,166
General and administrative	140,397		(7,606)	(1)	132,791
Amortization of acquired customer-based intangible assets	113,201		(113,201)	(2)	—
Special charges (recoveries)	34,846		(34,846)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	368,563	20.2%	248,263	(5)	616,826	33.8%
Other income (expense), net	(1,423)		1,423	(6)	—
Provision for (recovery of) income taxes	6,282		101,793	(7)	108,075
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	284,477		147,893	(8)	432,370
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$2.33		$1.21	(8)	$3.54

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods following the relevant acquisitions, including one-time non-recurring charges or recoveries, and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 2% and a Non-GAAP-based tax rate of 20%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total

“adjusted expenses”). In arriving at our Non-GAAP-based tax rate of 20%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Year Ended June 30, 2016
		Per share diluted
GAAP-based net income, attributable to OpenText	$284,477	$2.33
Add:
Amortization	187,439	1.54
Share-based compensation	25,978	0.21
Special charges (recoveries)	34,846	0.29
Other (income) expense, net	1,423	0.01
GAAP-based provision for (recovery of) income taxes	6,282	0.05
Non-GAAP based provision for income taxes	(108,075)	(0.89)
Non-GAAP-based net income, attributable to OpenText	$432,370	$3.54

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended March 31, 2016. (In thousands except for per share amounts)
	Three Months Ended March 31, 2016
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$61,298		$(202)	(1)	$61,096
Customer support	22,427		(215)	(1)	22,212
Professional service and other	37,599		(247)	(1)	37,352
Amortization of acquired technology-based intangible assets	17,630		(17,630)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	299,109	67.9%	18,294	(3)	317,403	72.0%
Operating expenses
Research and development	48,160		(500)	(1)	47,660
Sales and marketing	84,600		(3,213)	(1)	81,387
General and administrative	37,731		(1,589)	(1)	36,142
Amortization of acquired customer-based intangible assets	27,966		(27,966)	(2)	—
Special charges (recoveries)	(1,671)		1,671	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	88,569	20.1%	49,891	(5)	138,460	31.4%
Other income (expense), net	2,120		(2,120)	(6)	—
Provision for (recovery of) income taxes	5,353		19,100	(7)	24,453
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	69,115		28,671	(8)	97,786
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.57		$0.23	(8)	$0.80

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods following the relevant acquisitions, including one-time non-recurring charges or recoveries, and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 7% and a Non-GAAP-based tax rate of 20%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total

“adjusted expenses”). In arriving at our Non-GAAP-based tax rate of 20%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended March 31, 2016
		Per share diluted
GAAP-based net income, attributable to OpenText	$69,115	$0.57
Add:
Amortization	45,596	0.37
Share-based compensation	5,966	0.05
Special charges (recoveries)	(1,671)	(0.01)
Other (income) expense, net	(2,120)	(0.02)
GAAP-based provision for (recovery of) income taxes	5,353	0.04
Non-GAAP based provision for income taxes	(24,453)	(0.20)
Non-GAAP-based net income, attributable to OpenText	$97,786	$0.80

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended June 30, 2015. (In thousands except for per share amounts)
	Three Months Ended June 30, 2015
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues
Cloud services and subscriptions	$58,424		$(252)	(1)	$58,172
Customer support	23,578		(200)	(1)	23,378
Professional service and other	42,743		(421)	(1)	42,322
Amortization of acquired technology-based intangible assets	22,454		(22,454)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	331,998	68.8%	23,327	(3)	355,325	73.6%
Operating expenses
Research and development	52,357		(665)	(1)	51,692
Sales and marketing	104,443		(2,508)	(1)	101,935
General and administrative	41,766		(2,061)	(1)	39,705
Amortization of acquired customer-based intangible assets	28,741		(28,741)	(2)	—
Special charges (recoveries)	8,791		(8,791)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	82,510	17.1%	66,093	(5)	148,603	30.8%
Other income (expense), net	690		(690)	(6)	—
Provision for (recovery of) income taxes	(3,763)		27,272	(7)	23,509
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	68,804		38,131	(8)	106,935
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.56		$0.31	(8)	$0.87

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods following the relevant acquisitions, including one-time non-recurring charges or recoveries, and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax recovery rate of approximately 6% and a Non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total

“adjusted expenses”). In arriving at our Non-GAAP-based tax rate of 18%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Three Months Ended June 30, 2015
		Per share diluted
GAAP-based net income, attributable to OpenText	$68,804	$0.56
Add:
Amortization	51,195	0.42
Share-based compensation	6,107	0.05
Special charges (recoveries)	8,791	0.07
Other (income) expense, net	(690)	(0.01)
GAAP-based provision for (recovery of) income taxes	(3,763)	(0.03)
Non-GAAP based provision for income taxes	(23,509)	(0.19)
Non-GAAP-based net income, attributable to OpenText	$106,935	$0.87

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the year ended June 30, 2015. (In thousands except for per share amounts)
	Year Ended June 30, 2015
	GAAP-based Measures	GAAP-based Measures % of Total Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Total Revenue
Cost of revenues:
Cloud services and subscriptions	$237,310		$(833)	(1)	$236,477
Customer support	94,456		(832)	(1)	93,624
Professional service and other	172,742		(1,335)	(1)	171,407
Amortization of acquired technology-based intangible assets	81,002		(81,002)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	1,253,508	67.7%	84,002	(3)	1,337,510	72.2%
Operating expenses
Research and development	196,491		(2,496)	(1)	193,995
Sales and marketing	373,610		(9,095)	(1)	364,515
General and administrative	162,728		(7,456)	(1)	155,272
Amortization of acquired customer-based intangible assets	108,239		(108,239)	(2)	—
Special charges (recoveries)	12,823		(12,823)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	348,711	18.8%	224,111	(5)	572,822	30.9%
Other income (expense), net	(28,047)		28,047	(6)	—
Provision for (recovery of) income taxes	31,638		61,559	(7)	93,197
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	234,327		190,599	(8)	424,926
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$1.91		$1.55	(8)	$3.46

(1)	Adjustment relates to the exclusion of share-based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of total revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges (recoveries) are generally incurred in the periods following the relevant acquisitions, including one-time non-recurring charges or recoveries, and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of total revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision rate of approximately 12% and a Non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income. Such excluded expenses include amortization, share-based compensation, Special charges (recoveries) and other income (expense), net. Also excluded are tax expense items unrelated to current period income such as changes in reserves for tax uncertainties and valuation allowance reserves, tax arising on internal reorganizations, and “book to return” adjustments for tax return filings and tax assessments (in total

“adjusted expenses”). In arriving at our Non-GAAP-based tax rate of 18%, we analyzed the individual adjusted expenses and took into consideration the impact of statutory tax rates from local jurisdictions incurring the expense.

(8)	Reconciliation of GAAP-based net income to Non-GAAP-based net income:

	Year Ended June 30, 2015
		Per share diluted
GAAP-based net income, attributable to OpenText	$234,327	$1.91
Add:
Amortization	189,241	1.54
Share-based compensation	22,047	0.18
Special charges (recoveries)	12,823	0.10
Other (income) expense, net	28,047	0.23
GAAP-based provision for (recovery of) income taxes	31,638	0.26
Non-GAAP based provision for income taxes	(93,197)	(0.76)
Non-GAAP-based net income, attributable to OpenText	$424,926	$3.46

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three months and year ended June 30, 2016 and 2015:

	Three Months Ended June 30, 2016		Three Months Ended June 30, 2015
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	25%	15%	23%	14%
GBP	7%	7%	8%	8%
CAD	5%	12%	5%	14%
USD	54%	49%	52%	48%
Other	9%	17%	12%	16%
Total	100%	100%	100%	100%

	Year Ended June 30, 2016		Year Ended June 30, 2015
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	24%	15%	24%	14%
GBP	8%	7%	8%	8%
CAD	4%	12%	5%	13%
USD	54%	49%	51%	48%
Other	10%	17%	12%	17%
Total	100%	100%	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges (recoveries).